SIXTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT
This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 22, 2013, by and among OXFORD FINANCE LLC (“Oxford”), in its capacity as collateral agent on behalf of the Lenders (the “Collateral Agent”); the Lenders party to the Loan Agreement (defined below) from time to time, including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”); LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, whose address is 11119 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037, and the additional Persons signing this Amendment as Borrowers (individually, a “Borrower”, and collectively, the “Borrowers”).
RECITALS
A.    Collateral Agent, Lenders and Borrowers have entered into that certain Loan and Security Agreement dated as of January 24, 2011 (as amended by that certain First Amendment to Loan and Security Agreement dated as of April 29, 2011, that certain Joinder and Second Amendment to Loan and Security Agreement dated as of October 28, 2011, that certain Third Amendment to Loan and Security Agreement dated as of November 23, 2011, that certain Fourth Amendment to Loan and Security Agreement dated as of January 23, 2012 and that certain Fifth Amendment to Loan and Security Agreement dated as of September 21, 2012; as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”).
B.    Lenders extended credit to Borrowers for the purposes permitted in the Loan Agreement.
C.    Borrowers have requested that Collateral Agent and Lenders amend the Loan Agreement as more fully set forth below.
D.    Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Except as set forth herein, capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 7.7 (Distributions; Investments.) Section 7.7 of the Loan Agreement hereby is amended and restated in its entirety as follows:
“7.7    Distributions; Investments. (a) Pay any dividends (other than dividends payable solely in capital stock) or make any distribution or payment or redeem, retire or purchase any capital stock (other (i) than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed Fifty Thousand Dollars ($50,000) in the aggregate per fiscal year and (ii) repurchases of its common stock from time to time in privately negotiated and open market transactions, provided such repurchases are on commercially reasonable terms and not executed at a premium to fair market value) or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.”
2.2    Notwithstanding any of the provisions in Section 2.2(d) of the Loan Agreement to the contrary, Collateral Agent and Lenders hereby consent to Borrowers’ one-time partial prepayment of principal of the Term Loans in the amount of Seven Million Dollars ($7,000,000), accompanied by the corresponding Four Hundred Twenty Thousand Dollar ($420,000) prepayment of the Final Payment and the corresponding Seventy Thousand Dollar ($70,000) Prepayment Fee.
2.3    Upon Borrowers’ actual payment of the prepayment amount and the corresponding amounts identified in Section 2.2 of this Amendment, the applicable amortization schedule shall be revised so that the Term Loans shall amortize in accordance with the Amortization Table attached to the form of Disbursement Letter attached as Exhibit A to this Amendment.
3.    Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
3.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
3.2    Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
3.3    The organizational documents of Borrower delivered to Collateral Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
3.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
3.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
3.6    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
4.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between or among the parties about the subject matter of the Loan Documents merge into this Amendment and the Loan Documents.
5.    Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. The amendment set forth in Section 2 above, is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term of condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lenders or Collateral Agent may now have or may have in the future under or in connection with any Loan Document.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent of this Amendment and the Disbursement Letter attached hereto as Exhibit A by each party thereto; (ii) Borrowers’ payment of the amounts set forth in the Disbursement Letter; and (iii) Borrowers’ payment of all Lenders’ Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from any of a Borrower’s bank accounts.
8.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California without regard for conflicts of laws principles.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:
LIGAND PHARMACEUTICALS INCORPORATED By /s/ John P. Sharp Name: John P. Sharp Title: Vice President, Finance and Chief Financial Officer
SERAGEN, INC. By /s/ John P. Sharp Name: John P. Sharp Title: Vice President and Chief Financial Officer
METABASIS THERAPEUTICS, INC. By /s/ John P. Sharp Name: John P. Sharp Title: Vice President and Chief Financial Officer
PHARMACOPEIA, LLC By: Ligand Pharmaceuticals Incorporated, Its Sole and Managing Member By /s/ John P. Sharp Name: John P. Sharp Title: Vice President, Finance and Chief Financial Officer
NEUROGEN CORPORATION By /s/ John P. Sharp Name: John P. Sharp Title: Vice President and Chief Financial Officer
ALLERGAN LIGAND RETINOID THERAPEUTICS, INC. By /s/ John P. Sharp Name: John P. Sharp Title: Chief Financial Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]
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LIGAND JVR, INC. By /s/ John P. Sharp Name: John P. Sharp Title: Chief Financial Officer
CYDEX PHARMACEUTICALS, INC. By /s/ John P. Sharp Name: John P. Sharp Title: Vice President and Chief Financial Officer

[Signature Page to Sixth Amendment to Loan and Security Agreement]
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COLLATERAL AGENT: OXFORD FINANCE LLC By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer

LENDERS: OXFORD FINANCE FUNDING I, LLC By: Oxford Finance LLC, as servicer By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer

OXFORD FINANCE FUNDING TRUST 2012-01 By: Oxford Finance LLC, as servicer By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer

[Signature Page to Sixth Amendment to Loan and Security Agreement]

EXHIBIT A
DISBURSEMENT LETTER

March 22, 2013
The undersigned, being the duly elected and acting Chief Financial Officer of LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation, with offices located at 11119 N. Torrey Pines Road, Suite 200, La Jolla, CA 92037 (“Borrower”), does hereby certify on behalf of all Borrowers to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of January 24, 2011, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended by that certain First Amendment to Loan and Security Agreement dated as of April 29, 2011, that certain Joinder and Second Amendment to Loan and Security Agreement dated as of October 28, 2011, that certain Third Amendment to Loan and Security Agreement dated as of November 23, 2011, that certain Fourth Amendment to Loan and Security Agreement dated as of January 23, 2012, that certain Fifth Amendment to Loan and Security Agreement dated as of September 21, 2012 and that certain Sixth Amendment to Loan and Security Agreement dated as of March 22, 2013; as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:
1.    The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.
2.    No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.
3.    Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.
4.    All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan prepayment to be made on or about the date hereof have been satisfied or waived by Collateral Agent.
5.    No Material Adverse Change has occurred.
6.    The undersigned is a Responsible Officer.
7.    The Term Loans shall amortize in accordance with the Amortization Table attached hereto.

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8.    Borrower hereby is directed to make the following transfer of funds in accordance with the following wire transfer instructions:

US Bank N.A. 1	Term Loan Principal Prepayment	$5,090,759.94
	Final Payment Fee	$305,445.60
	Prepayment Fee	$50,907.60
	TOTAL	$5,447,113.14

Wire Instructions
Bank Name:     U.S. Bank N.A.
ABA:   091000022

DDA:      104790810592

Account Name:    Oxford Finance Funding Trust 2012-1, U.S. Bank National Association as Trustee FBO the Noteholders
REF:     Oxford Finance
Location: 101 E BROADWAY LITTLE FALLS, MN 56345, US

US Bank N.A. 2	Term Loan Principal Prepayment	$890,978.69
	Final Payment Fee	$53,458.72
	Prepayment Fee	$8,909.79
	TOTAL	$953,347.20

Wire Instructions
Bank Name:     U.S. Bank N.A.
ABA:   091000022

DDA:      104790810592

Account Name:    Oxford Finance Funding Trust 2012-1, U.S. Bank National Association as Trustee FBO the Noteholders
REF:     Oxford Finance
Location: 101 E BROADWAY LITTLE FALLS, MN 56345, US

Wells Fargo Bank, N.A.	Term Loan Principal Prepayment	$1,018,261.37
	Final Payment Fee	$61,095.68
	Prepayment Fee	$10,182.61
	TOTAL	$1,089,539.66

	Wire Instructions Concentration Account: ABA No. 121000248 Wells Fargo Bank, N.A., San Francisco, CA Account No.: 4122158306 Account Name: Oxford Finance Funding I LLC

DLA Piper LLP (US)	Legal Fees	$9,984.50
	TOTAL	$9,984.50

Wire Instructions
M&T Bank
25 South Charles Street, 18th Floor
Baltimore, MD 21201
Account Name:
DLA Piper US LLP Operating Account
Account #: 074-8148-5
ABA Transit #: 022000046
Swift Code: MANTUS33INT

Law Firm Tax Identification Number: 52-0616490

Dated as of the date first set forth above.

BORROWER: LIGAND PHARMACEUTICALS INCORPORATED By /s/ John P. Sharp Name: John P. Sharp Title: Vice President, Finance and Chief Financial Officer
COLLATERAL AGENT OXFORD FINANCE LLC By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer
LENDERS: OXFORD FINANCE FUNDING I, LLC By: Oxford Finance LLC, as servicer By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer
OXFORD FINANCE FUNDING TRUST 2012-01 By: Oxford Finance LLC, as servicer By /s/ Mark Davis Name: Mark Davis Title: Vice President-Finance, Secretary and Treasurer

[Signature Page to Disbursement Letter]